Exhibit 99.2

      Supplemental financial data posted on the website of IEC Electronics Corp. (www.iec-electronics.com/3rdquarter2003pr.htm) on July 21, 2003



                     IEC ELECTRONICS CORP. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                     JUNE 27, 2003 AND SEPTEMBER 30, 2002
                     (in thousands, except for share data)

                                             JUNE 27,2003     SEPTEMBER 30,2002
                                              (Unaudited)

Current Assets
   Cash                                        $    222            $      -
   Accounts Receivable                            4,282               5,480
   Inventories                                    3,505               3,412
   Other Current Assets                             255                 186
   Current Assets - Discontinued Operations          85                 348
                                                --------            --------
      Total Current Assets                        8,349               9,426
                                                --------            --------
Fixed Assets
   Land and Land Improvements                       768                 768
   Building and Improvements                      3,995               3,995
   Machinery & Equipment                         46,756              46,501
   Furniture & Fixtures                           5,850               5,850
                                                --------            --------
 Sub-total Gross Property                        57,369              57,114
    Less Accumulated Depreciation               (53,888)            (52,781)
                                                --------            --------
               Total fixed assets - net           3,481               4,333

Asset held for sale                                   -                 497
Non-current assets - discontinued operations          -                 809
Other non-current assets                            224                   -
                                                --------            --------
                                              $  12,054            $ 15,065
                                                ========            ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
    Current portion of long term debt         $  1,894             $  3,128
   Accounts Payable                              3,934                6,250
   Accrued payroll and related taxes               759                  697
   Other accrued expenses                          720                1,497
   Other Current Liabilities - discontinued
     operations                                    255                1,426
                                                --------            --------
       Total Current Liabilities                 7,562              12,998
Long Term Vendor Payable                           544                    -
Long Term Debt                                   1,108                1,268
                                                --------            --------
            Total Liabilities                    9,214               14,266
                                                --------            --------

Shareholders' Equity:
   Preferred stock, par value $0.01 per share
       Authorized - 500,000 shares
       Issued and outstanding - none                 -                    -
   Common stock, par value $.01 per share
       Authorized - 50,000,000 shares
       Issued and outstanding - 7, 987,460 and
          7,692,076, respectively                   80                   77
   Treasury Stock, 573 shares; at cost             (11)                 (11)
   Additional Paid-in Capital                   38,473               38,418
   Retained Earnings                           (35,618)             (37,640)
   Accumulated Other Comprehensive Loss -
      Cumulative Translation Adjustments           (84)                 (45)
                                                --------            --------
       Total Shareholders' Equity                2,840                  799
                                                --------            --------
                                              $ 12,054             $ 15,065
                                                ========            ========


                     IEC ELECTRONICS CORP. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
  FOR           THE THREE MONTHS AND NINE MONTHS ENDED JUNE 27, 2003 AND JUNE
                28, 2002 (in thousands, except share and per share data)

                                        3 MONTHS ENDED          3 MONTHS ENDED        9 MONTHS ENDED          9 MONTHS ENDED
                                        JUNE 27, 2003            JUNE 28, 2002          JUNE 27, 2003           JUNE 28, 2002
                                        (Unaudited)             (Unaudited)             (Unaudited)             (Unaudited)

Net sales                               $  14,030               $  6,038               $  39,099               $  30,725
Cost of sales                              12,222                  5,622                  35,056                  30,199
                                         ---------               ---------              ---------               ---------
   Gross profit                             1,808                    416                   4,043                     526
                                         ---------               ---------              ---------               ---------
Selling and administrative expenses           788                    866                   2,441                   3,620
Restructuring charge (benefit)                  -                    448                     (63)                    448
Writedown of assets held for sale               -                    500                       -                     900
                                         ---------               ---------              ---------               ---------
     Operating profit (loss)                1,020                 (1,398)                  1,665                  (4,442)

Interest and financing expense               (149)                  (254)                   (536)                   (678)
Other income (expense), net                    26                    (45)                    131                     (44)
Forgiveness of accounts payable               (45)                     -                     578                       -
                                         ---------               ---------              ---------               ---------
Net income (loss) before income taxes         853                 (1,697)                  1,838                  (5,164)
Income taxes                                    -                      -                       -                       -
                                         ---------               ---------              ---------               ---------
Net income (loss) from continuing
 operations                                   853                 (1,697)                  1,838                  (5,164)

Discontinued operations:
       Income (loss) from operations
         of IEC-Mexico disposed of (net
         of income taxes of $0 in 2003
         and $26 in 2002)                       -                   (644)                    184                  (3,169)
       Estimated loss on disposal of
          IEC-Mexico (net of income
          taxes of $0 in 2003 and 2002)         -                 (4,527)                      -                  (4,527)
                                         ---------               ---------              ---------               ---------
                                              853                 (5,171)                    184                  (7,696)
                                         ---------               ---------              ---------               ---------
Net income (loss)                       $     853               $ (6,868)              $   2,022               $ (12,860)
                                         =========               =========              =========               =========

Net income (loss per common and common equivalent share:

     Basic
       Income (loss) from continuing
        operations                      $    0.11               $  (0.22)              $    0.24               $   (0.67)
       Income (loss) from discontinued
        operations                      $    0.00               $  (0.67)              $    0.02               $   (1.00)
       Income (loss) available to
        common shareholders             $    0.11               $  (0.89)              $    0.26               $   (1.67)
     Diluted
       Income (loss) from continuing
        operations                      $    0.10               $  (0.22)              $    0.23               $   (0.67)
       Income (loss) from discontinued
        operations                      $    0.00               $  (0.67)              $    0.02               $   (1.00)
       Income (loss) available to
        common shareholders             $    0.10               $  (0.89)              $    0.25               $   (1.67)

Weighted average number of common and common equivalent shares outstanding:

     Basic                              7,980,953              7,691,503               7,858,203               7,691,503
     Diluted                            8,418,332              7,691,503               8,165,833               7,691,503





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